Tax Status	12 Months Ended
Dec. 31, 2025
EBP 003 [Member]
EBP, Tax Status [Line Items]
Tax Status
NOTE 6 TAX STATUS

The Plan has received a favorable determination letter from the Commonwealth of Puerto Rico Department of Treasury (the Treasury) dated August 25, 2015, stating that the Plan is qualified under Sections 1165(a) and 1165(e) of the Puerto Rico Internal Revenue Code of 1994 (PRIRC-94) and, therefore, the related trust is exempt from taxation. Subsequent to receiving the determination letter, the Plan was amended and restated. Puerto Rico Treasury confirmed in letters dated February 26, 2018, February 21, 2019 and September 27, 2021 that the amendments to the Plan do not adversely affect the Plan’s qualified status.
Once qualified, the Plan is required to operate in conformity with the Puerto Rico Code to maintain its qualification. The Plan administrator has indicated that they will take the necessary steps to bring the Plan into compliance with the Puerto Rico Code. The Plan has not been qualified nor is intended to be qualified under Sections 401(a) or 401(k) of the U.S. Internal Revenue Code.
Accounting principles generally accepted in the United States require plan management to evaluate uncertain tax positions taken by the Plan. The financial statement effects of a tax position are recognized when the position is more-likely-than-not, based on the technical merits, to be sustained upon examination by the IRS. The Plan administrator has analyzed the tax positions taken by the Plan, and has concluded that as of December 31, 2025, there are no uncertain positions taken or expected to be taken. The Plan has recognized no interest or penalties related to uncertain tax positions. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.